                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          PROSPERITY BANCSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                          PROSPERITY BANCSHARES, INC.

                                4295 San Felipe
                             Houston, Texas 77027

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, APRIL 18, 2001

Shareholders of Prosperity Bancshares, Inc.:

     The 2001 Annual Meeting of Shareholders (the "Meeting") of Prosperity Bancshares, Inc. (the "Company") will be held at the main office of First Prosperity Bank at 4295 San Felipe, Houston, Texas, on Wednesday, April 18, 2001, beginning at 3:00 p.m. (local time), for the following purposes:

     1. To elect (i) one director of Class I to serve on the Board of Directors of the Company until the Company's 2002 annual meeting of shareholders and until his successor is duly elected and qualified;
          (ii) one director of Class II to serve on the Board of Directors of the Company until the Company's 2003 annual meeting of shareholders and until his successor is duly elected and qualified and (iii) four directors of Class III to serve on the Board of Directors of the Company until the Company's 2004 annual meeting of shareholders and until their successors are duly elected and qualified;

     2. To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on March 7, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the offices of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

     You are cordially invited and urged to attend the Meeting. If you are unable to attend the Meeting, you are requested to sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may vote in person, regardless of whether you have given your proxy. Your proxy may be revoked at any time before it is voted.

                              By order of the Board of Directors,


                              /s/ NED S. HOLMES
                              -------------------------------
                              Ned S. Holmes
                              Chairman of the Board

Houston, Texas
March 16, 2001

                            YOUR VOTE IS IMPORTANT.

     To ensure your representation at the Meeting, you are urged to complete, date, and sign the enclosed proxy and return it in the accompanying envelope at your earliest convenience, regardless of whether you plan to attend the Meeting. No additional postage is necessary if the proxy is mailed in the United States. The proxy is revocable at any time before it is voted at the Meeting.

                          PROSPERITY BANCSHARES, INC.
                                4295 San Felipe
                             Houston, Texas 77027


                                March 16, 2001

                           ________________________

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, APRIL 18, 2001

                           ________________________


               SOLICITATION, REVOCABILITY AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of Prosperity Bancshares, Inc. (the "Company") for solicitation of proxies on behalf of the Board of Directors of the Company for use at the 2001 Annual Meeting of Shareholders of the Company to be held at the main office of First Prosperity Bank (the "Bank") at 4295 San Felipe, Houston, Texas, on Wednesday, April 18, 2001, beginning at 3:00 p.m. (local time), and any adjournment thereof (the "Meeting") for the purposes set forth in this Proxy Statement and the accompanying Notice of 2001 Annual Meeting of Shareholders ("Notice of Meeting"). This Proxy Statement, the Notice of Meeting and the enclosed form of proxy will first be sent to shareholders on or about March 16, 2001.

Voting of Proxies

     Shares represented at the Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the shareholders as set forth herein.

     The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy received by the Board of Directors may be voted with respect thereto in accordance with the judgment of the proxies. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Meeting for which advance notice was not received by the Company in accordance with the Company's Amended and Restated Bylaws.

Revocability of Proxies

     Any proxy given by a shareholder may be revoked by such shareholder at any time before it is exercised by submitting to the Secretary of the Company a duly executed proxy bearing a later date, delivering to the Secretary of the Company a written notice of revocation, or attending the Meeting and voting in person.

Solicitation

     The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the common stock, par value $1.00 per share, of the Company (the "Common Stock") held of record by such persons, and the Company will reimburse them for their reasonable expenses incurred in this connection.

Annual Report

     The Company's Annual Report to Shareholders, including financial statements, for the year ended December 31, 2000, accompanies but does not constitute part of this proxy statement.


                        VOTING SHARES AND VOTING RIGHTS

     Only holders of record of Common Stock at the close of business on March 7, 2001 (the "Record Date"), are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. At that time, there were outstanding 8,099,610 shares of Common Stock, which is the only outstanding class of voting securities of the Company. A majority of the outstanding shares of Common Stock must be represented at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each holder of Common Stock shall have one vote for each share of Common Stock registered, on the Record Date, in such holder's name on the books of the Company.

     The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock represented at the Meeting is required to elect the one Class I nominee, one Class II nominee and four Class III nominees to the Board of Directors. There will be no cumulative voting in the election of directors. Abstentions and shares held of record by a broker or nominee that are voted on any matter are included in determining whether a quorum exists. An abstention, a non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Meeting is required to approve the appointment of the auditors. An abstention or a non-vote will have the effect of a vote against the appointment.

                             ELECTION OF DIRECTORS

Election Procedures; Term of Office

     The Board of Directors currently consists of twelve directors. In accordance with the Company's Amended and Restated Bylaws, members of the Board of Directors are divided into three classes, Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Class III directors expires at the Meeting. In addition, one Class I director and one Class II director joined the Company's Board of Directors on February 23, 2001 pursuant to the terms of the Agreement and Plan of Reorganization by and between Commercial Bancshares, Inc. ("Commercial") and the Company and the related merger of Commercial with and into the Company and such persons are being nominated for re-election to their respective classes. The terms of the Class I and Class II directors expire at the annual meeting of shareholders in 2002 and 2003, respectively. The four Class III nominees, if elected at the Meeting, will serve until the annual meeting of shareholders in 2004.

     The Board of Directors has nominated (i) A. Virgil Pace, Jr. for election as a Class I director at the Meeting, (ii) H.E. Timanus, Jr., for election as a Class II director at the Meeting and (iii) Charles A. Davis, Jr., Ned S Holmes, Tracy T. Rudolph and David Zalman for election as Class III directors at the Meeting.

Mr. Pace is currently serving as a Class I director, Mr. Timanus is currently serving as a Class II director and Messrs. Davis, Holmes, Rudolph and Zalman are currently serving as Class III directors.

     The Class I, II and III nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting will be elected. Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld.

     If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors, however, has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

     Any director vacancy occurring after the election may be filled only by a majority of the remaining directors, even if less than a quorum of the Board of Directors. A director elected to fill a vacancy will be elected for the unexpired portion of the term of his predecessor in office.

Nominees for Election

     The following table sets forth certain information with respect to each nominee for election as a director of the Company:

          Name                       Positions with the Company                     Age
          ----                       --------------------------                     ---
                                 and First Prosperity Bank (the "Bank")
                                 --------------------------------------
A. Virgil Pace, Jr.              Class I Director of the Company                        77

H. E. Timanus, Jr.               Class II Director and Executive Vice President         56
                                 and Chief Operating Officer of the Company;
                                 Director and President and Chief Operating
                                 Officer of the Bank

Charles A. Davis, Jr.            Class III Director of the Company                      67

Ned S. Holmes                    Class III Director and Chairman of the Board           56
                                 of the Company

Tracy T. Rudolph                 Class III Director of the Company; Director of         61
                                 the Bank

David Zalman                     Class III Director, President and Chief                44
                                 Executive Officer of the Company; Director,
                                 Chairman of the Board and Chief Executive
                                 Officer of the Bank

     Ned S. Holmes. Mr. Holmes became Chairman of the Board of the Company on February 23, 2001. Prior to this, he served as Chairman of the Board of Commercial since 1980 and as a director of Commercial since 1986. Mr. Holmes was born in Houston, Texas and served as the President of Commercial from 1979 to 1986. In 1991, Mr. Holmes was named Senior Chairman of the Board of Heritage Bank. From 1980 through the present, Mr. Holmes has served as Chairman of the Board and President of Parkway

Investments/Texas, Inc. and managed his Houston-based real estate assets, the San Diego Princess Hotel and other special real estate projects. Mr. Holmes is Chairman of the Board of P&O Ports North America, Inc. and is affiliated with NH-5, Inc., Ned S. Holmes Investments, Inc., Laing Properties, Inc. and Bovis Homes, Inc. P&O Ports North America, Inc., Parkway Investments/Texas, Inc., Bovis Homes, Inc. and Laing Properties, Inc. are each wholly-owned subsidiaries of P&O Steam Navigation Co., a London stock exchange company. He also serves as a director of Archstone Communities Trust, a real estate investment trust which is traded on the New York Stock Exchange. Mr. Holmes is the Chairman Emeritus of The Port of Houston Authority and former Chairman of the Greater Houston Partnership.

     H. E. Timanus, Jr. Mr. Timanus became a director and Executive Vice President and Chief Operating Officer of the Company and a director and President and Chief Operating Officer of the Bank on February 23, 2001. Prior to this, from 1986 to 2001, Mr. Timanus served as President and Chief Executive Officer of Commercial and from 1988 to 2001, he served as Chief Executive Officer and Chairman of Heritage. Mr. Timanus was born in Houston, Texas.

     Charles A. Davis, Jr. Mr. Davis became a director of the Company on February 23, 2001. From 1983 to 2001, Mr. Davis served as a director of Commercial and from 1974 to 2001 he served as a director of Heritage Bank (previously known as Wharton Bank & Trust). Mr. Davis was born in Wharton, Texas and is affiliated with Wharton Turf Grass, Inc. Mr. Davis has been a member of the Gulf Coast Medical Foundation since 1980 and has served as Treasurer since 1983. He has also served as Treasurer of the Wharton County Historical Museum since 1990.

     A. Virgil Pace, Jr. Mr. Pace became a director of the Company on February 23, 2001. Prior to this, Mr. Pace served as a director of Commercial from 1979. Mr. Pace is a retired banker and was born in Houston, Texas.

     Tracy T. Rudolph. Mr. Rudolph founded the Company in 1983 and has served as Chairman of the Board since its inception. From 1980 to 1986, Mr. Rudolph was Chairman and Chief Executive Officer of South Main Bank in Houston. Prior to that, he worked at Town & Country Bank in Houston from 1972 to 1980, where he became President and Chief Executive Officer prior to that bank's acquisition by Allied Bancshares, Inc. Mr. Rudolph has over 35 years of commercial banking experience.

     David Zalman. Mr. Zalman joined the Bank as President in 1986 and became Chairman of the Board and Chief Executive Officer in 2001. Mr. Zalman became a director and Vice President/Secretary of the Company in 1987, President in 2000 and President and Chief Executive Officer in 2001. From 1978 to 1986, Mr. Zalman was employed by Commercial State Bank in El Campo, beginning as cashier and rising to become Chief Executive Officer. Mr. Zalman received a Bachelor of Business Administration degree in Finance and Marketing from the University of Texas in 1978. He has served as a member of the El Campo City Council, the Edna Rotary Club and the El Campo Lion's Club and as president of the West Wharton County United Way.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                                            ---
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the Company's Class I and Class II directors, whose terms of office do not expire at the Meeting, and executive officers of the Company:

                                             Positions with the
Name                          Age           Company and the Bank
----                          ---           --------------------
Harry Bayne                    61           Class II Director of the Company

James A. Bouligny              65           Class II Director of the Company

J. T. Herin                    85           Class I Director of the Company

David Hollaway                 45           Chief Financial Officer of the Company;
                                            Senior Vice President and Chief
                                            Financial Officer of the Bank

Charles M. Slavik              85           Class I Director of the Company

Harrison Stafford II           59           Class I Director of the Company

Robert Steelhammer             60           Class II Director and Treasurer of the
                                            Company

     Harry Bayne. Mr. Bayne has been a director of the Company since 1989. He has been the President, Chief Executive Officer and a director of Varitec Industries, Inc. in Houston for more than the past five years. Since 1967, Mr. Bayne has served as President of Bayne TV & Appliance Co., a subsidiary of Varitec Industries, Inc. Mr. Bayne is active in the Houston and Bay Area Chambers of Commerce.

     Jim Bouligny. Mr. Bouligny has been a director of the Company since 1991. Mr. Bouligny has been a name partner in the El Campo law firm of Duckett, Bouligny & Collins, LLP for more than the past five years. Mr. Bouligny received a Bachelor of Business Administration degree and a Juris Doctor degree from the University of Texas. Mr. Bouligny's civic activities include a 24 year tenure as a member of the Board of Directors of Wharton County Junior College and a 17 year tenure as City Attorney for El Campo, Texas. He is currently a member of the MG and Lillie Johnson Foundation.

     Robert Steelhammer. Mr. Steelhammer has been a director of the Company since its inception and was appointed Treasurer of the Company in 1999. Mr. Steelhammer has been a name partner with Steelhammer & Miller, P.C. in Houston for more than the past five years. He received a Bachelor of Science degree from the University of Texas and a Juris Doctor degree from South Texas College of Law. He is a member of the State Bar of Texas, a registered professional engineer for the State of Texas and a member of the American Institute of Chemical Engineers.

     J. T. Herin. Mr. Herin has been a director of the Company since 1989. His affiliation with the Bank started in 1953 with his election to the Board of Directors. He has been the owner of the J-Bar Ranch in Ganado for more than the past five years.

     David Hollaway. Mr. Hollaway has been Senior Vice President and Chief Financial Officer of the Bank since 1992 and served as Treasurer of the Company from 1993 to 1999. He became Chief Financial Officer of the Company in 1998. From 1990 to 1992, Mr. Hollaway worked for the Resolution Trust Corporation in its Gulf Coast Consolidated Office in Houston. From 1988 to 1990, he worked as the Cost Accounting Manager of San Jacinto Savings Association in Bellaire, Texas. From 1981 to 1988, Mr. Hollaway was Vice President-Auditor of South Main Bank in Houston. Mr. Hollaway is a Certified Public Accountant.

     Charles M. Slavik. Mr. Slavik has been a director of the Company since 1993 and was a founding director of the Bank in 1949. Mr. Slavik has been the Chairman of the Board of both Slavik's, Inc. and Slavik's Funeral Home for more than the past five years. Mr. Slavik attended St. Edward's University and Landig College of Mortuary Science. He was commissioned as a Second Lieutenant in World War II and was released from active duty as a Captain in 1946. Mr. Slavik has served as a member of the Edna Rotary Club, Veterans of Foreign Wars, the Edna Hospital Board and the Chamber of Commerce. From 1959 to 1963, Mr. Slavik served as Mayor of Edna.

     Harrison Stafford II. Mr. Stafford became a director of the Company in April 2000. He has served as the County Judge for Jackson County, Texas for the past ten years. He also served as Jackson County Auditor from 1972 to 1990. Mr. Stafford currently serves as Director of the Jackson County United Way, Director of the Jackson County 100 Club, Director of the Texas Association of Counties Risk Management Fund, Chairman of the Lavaca Regional Water Planning Group, Chairman of the Gulf Bend MHMR and Treasurer of the Texana Museum and Library Association.

     Each officer of the Company is elected by the Board of Directors of the Company and holds office until his successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Operation of the Board of Directors

     The Board of Directors of the Company held four meetings during 2000. There was no director who attended less than 75% of the aggregate of the (i) total number of meetings of the Board and (ii) total number of meetings held by committees on which he served.

     The Board of Directors established Audit and Compensation Committees in 1998. The primary purpose of the Audit Committee is to provide independent and objective oversight with respect to the Company's financial reports and other financial information provided to shareholders and others, the Company's internal controls and the Company's audit, accounting and financial reporting processes generally. The Audit Committee reports to the Board of Directors concerning such matters. The Company's Board of Directors has adopted a written charter for the Audit Committee and a copy of the charter is attached as Appendix A to this Proxy Statement.
----------

     During 2000, the Audit Committee held two meetings. The Audit Committee is comprised of Messrs. Bouligny, Stafford and Slavik, each of whom is an independent director as defined in and required by the listing standards of The Nasdaq Stock Market, Inc.

     The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of the Company's executive officers and is responsible for the establishment of policies dealing with various compensation and employee benefit matters. The Compensation Committee also administers the Company's stock option plans and makes recommendations to the Board of Directors as to option grants to Company and Bank employees under such plans. The Compensation Committee is comprised of Messrs. Bayne, Bouligny, Herin, Slavik, Stafford and Steelhammer, each of whom is an outside director. The members of the Compensation Committee were the same directors who handled all compensation, stock options and employee benefit matters prior to the formation of the Compensation Committee. These directors held one meeting during 2000 to review such compensation and employee benefit matters.

Employment Agreements

     David Zalman entered into an employment agreement with the Bank in January 1998 and H.E. Timanus, Jr. entered into an employment agreement with the Bank in February 2001. Each agreement is for an initial term of three years and automatically renews each year thereafter unless terminated in accordance with its terms. The employment agreements provide that if the employee is terminated without cause (including constructive termination) or if a change in control of the Company occurs, the employee shall be entitled to receive from the Company a lump sum payment equal to three years' base salary. The employment agreements do not contain non-compete restrictions. The employees have the power to terminate the employment agreements upon 30 days prior notice.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of Harry Bayne, James A. Bouligny, J.T. Herin, Charles M. Slavik, Harrison Stafford II and Robert Steelhammer, each of whom is an outside director. During 2000, no member of the Compensation Committee was an officer or employee of the Company or the Bank and no member has formerly served as an officer of the Company or the Bank.

Director Compensation

     Directors of the Company receive a $1,660 fee for each meeting of the Company's Board of Directors attended and no fees for each committee meeting attended. Directors of the Bank receive a $500 fee for each meeting of the Bank's Board of Directors attended and a $300 fee for each committee meeting attended.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chairman of the Board and the other most highly compensated executive officer of the Company (determined as of the end of the last fiscal year) for each of the three fiscal years ended December 31, 2000:

                Name and                                                                          All Other
            Principal Position                        Year        Salary          Bonus         Compensation
            ------------------                        ---         ------          -----         ------------
Tracy T. Rudolph...............................       2000        $295,833       $25,000        $   7,848
   Chairman of the Board and President of the         1999         250,000            --            7,598/(1)/
    Company; Chairman of the Board of the Bank        1998         238,542            --            7,129

David Zalman...................................       2000        $270,833       $25,000            8,722
   President/Secretary of the Company;                1999         225,000            --            8,060/(2)/
    President of the Bank                             1998         206,667            --            7,593

_________________
(1) Consists of contributions by the Company to the 401(k) Plan of $5,250, $5,000 and $4,531 in 2000, 1999 and 1998, respectively, and premiums paid by the Company on a life insurance policy for the benefit of Mr. Rudolph.

(2) Consists of contributions by the Company to the 401(k) Plan of $5,250, $5,000 and $4,533 in 2000, 1999 and 1998, respectively, and premiums paid by the Company on two life insurance policies for the benefit of Mr. Zalman.

Stock Options Exercises and Fiscal Year-End Option Values

     The following table sets forth certain information concerning option exercises during the year ended December 31, 2000 and any value realized thereon by the executive officers named in the Summary Compensation Table, and the number and value of unexercised options held by such executive officers at December 31, 2000:

                                                             Number of Securities
                                                            Underlying Unexercised            Value of Unexercised
                                                                  Options at                  In-the Money Options
                          Shares                               December 31, 2000            at December 31, 2000/(2)/
                       Acquired on        Value                -----------------            -------------------------
      Name               Exercise      Realized/(1)/      Exercisable    Unexercisable    Exercisable    Unexercisable
      ----               --------      -------------      -----------    -------------    -----------    -------------
Tracy T. Rudolph           22,500      $    249,694           5,000            -           $  76,738     $     -

David Zalman               22,700           278,870          27,300            -             418,987           -

_________________
(1) The "value realized" represents the difference between the exercise price of the option shares and the market price of the option shares on the date of exercise without considering any taxes which may have been owed.

(2) The value is based on $19.75 per share, which was the closing sale price reported on the Nasdaq Stock Market on December 29, 2000.

Stock Option Plans

     As of the Record Date, the Company has outstanding options to purchase 203,600 shares of Common Stock issued pursuant to a stock option plan approved by the shareholders in 1995 (the "1995 Plan") for officers and directors, 53,600 of which were exercisable as of such date. Under the 1995 Plan, in most cases, the options vest ratably over a ten year period beginning on the date of the grant; however, pursuant to the Incentive Stock Option Agreement ("Agreement") signed by each optionee prior to 1999, no options may be exercised until the optionee has completed five years of employment with the Company after the date of the grant. Notwithstanding the Agreement, the 1995 Plan provides that the Board of Directors may in its sole discretion accelerate the time at which any option may be exercised. In early 1999, the Compensation Committee of the Board of Directors accelerated the time at which the options held by two executive officers, David Zalman and Tracy T. Rudolph, could be exercised. As a result, options to purchase 23,100 shares were exercisable by Messrs. Rudolph and Zalman at December 31, 2000. In 2000, the Company did not grant any options under the 1995 Plan. Options to purchase an additional 10,000 shares are available for issuance under the 1995 Plan.

     The Company's Board of Directors and shareholders approved a second stock option plan in 1998 (the "1998 Plan") which authorizes the issuance of up to 460,000 shares of Common Stock under both "non-qualified" and "incentive" stock options to employees and "non-qualified" stock options to directors who are not employees. Options under the 1998 Plan generally must be exercised within 10 years following the date of grant or no later than three months after optionee's termination with the Company, if earlier. The 1998 Plan also provides for the granting of restricted stock awards, stock appreciation rights, phantom stock awards and performance awards on substantially similar terms. No options or other awards have been granted under the 1998 Plan.

     In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123"). This statement established fair value based accounting and reporting standards for all transactions in which a company acquires goods or services by issuing its equity investments, which includes stock-based compensation plans. Under SFAS 123, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Fair value of stock options is determined using an option- pricing model. This statement encourages companies to adopt as prescribed the fair value based method of accounting to recognize compensation expense for employee stock compensation plans. Although it does not require the fair value based method to be adopted, a company must comply with the disclosure requirements set forth in the statement. The Company has continued to apply accounting in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, ("APB 25") and related Interpretations, and, accordingly, provides the pro forma disclosures of net income and earnings per share.

Benefit Plan

     The Company has established a contributory profit sharing plan (the "Plan") pursuant to Section 401(k) of the Internal Revenue Code covering substantially all employees. At least three months of service is required for an employee to be eligible for employer-matching contributions. Participants may contribute up to 15% of their annual compensation to the Plan, not to exceed the maximum amount allowable under Internal Revenue Service regulations. Each year the Company determines, in its discretion, the amount of matching contributions. Total plan expenses charged to the Company's operations were approximately $208,000, $184,000 and $112,000 in 2000, 1999 and 1998, respectively.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following is a report from the Compensation Committee of the Company describing the policies pursuant to which compensation was paid to executive officers of the Company and the Bank during 2000.

     The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. Harry Bayne, James A. Bouligny, J. T. Herin, Charles M. Slavik, Harrison Stafford II and Robert Steelhammer serve on the Compensation Committee. The Compensation Committee prepares a report which sets forth the components of the Company's executive officer compensation program and describes the basis on which the 2000 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company and the Bank.

Compensation Philosophy and Base Salary

     The Company believes that compensation of its executive officers should enhance and reinforce the goals of the Company for profitable growth and continuation of a sound overall condition by providing key employees with additional financial rewards for the attainment of such growth and stable financial and operating conditions. The Compensation Committee believes that these goals are best supported by rewarding individuals for outstanding contributions to the Company's success and by compensating its executive officers competitively with the compensation of similarly situated executive officers.

     The Compensation Committee establishes base salary levels for each executive officer by comparison to competitive salary levels for the similar executive officer job functions at banks and bank holding companies of similar size in the Company's market areas. This is not the same group used for comparison purposes in the Company's performance graph. Base salaries approximate the median level of such competitive rates and are adjusted based on factors such as individual experience, individual performance, individual potential, cost of living considerations and specific issues particular to the Company as well as the Compensation Committee's subjective judgment. Executive officer base salaries are considered by the Compensation Committee to be competitive and in the median range of comparative salaries.

Contributory Profit Sharing Plan

     In addition, each of the executive officers are participants in the Company's contributory profit sharing plan established pursuant to Internal Revenue Code Section 401(k) covering substantially all employees. The Company partially matches employee contributions to this plan, including contributions by the executive officers, up to 7.5% of the employee's base salary.

Stock Options

     Stock options have been the Company's primary form of long-term incentive compensation. As of the Record Date there were 203,600 options outstanding under the 1995 Plan, 44,600 of which are held by executive officers of the Company. No options or other awards were granted to executive officers of the Company during 2000.

     The Compensation Committee will continue to monitor the base salary levels and the various incentives of the executive offices to ensure that overall compensation is consistent with the Company's objectives and competitiveness in the marketplace.


2000 Compensation of the Chief Executive Officer

     In reviewing the 2000 compensation of the Company's Chief Executive Officer, Tracy T. Rudolph, the Compensation Committee undertook the same evaluation set forth above with respect to executive officers. In addition, the Compensation Committee reviewed his compensation history, executive compensation survey data and comparative performance information. Upon recommendation by the Compensation Committee, the Board of Directors of the Bank set Mr. Rudolph's salary for 2000 at $300,000. In addition, in recognition of both Mr. Rudolph's and the Company's performance in 1999, the Compensation Committee recommended and the Board of Directors approved a bonus for 2000 of $25,000 based on the Company's earnings through December 31, 1999. The amount contributed by the Company to the 401(k) plan for the benefit of Mr. Rudolph in fiscal year 2000 was $5,250. The Compensation Committee believes that Mr. Rudolph's total compensation is reasonable and competitive based on comparative performance information and the overall performance of the Company.

                                   The Compensation Committee

                                   Harry Bayne
                                   Jim Bouligny
                                   J. T. Herin
                                   Charles Slavik
                                   Harrison Stafford II
                                   Robert Steelhammer

                            AUDIT COMMITTEE REPORT

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

     In accordance with its written charter adopted by the Company's Board of Directors, which is attached as Appendix A to this Proxy Statement, the
                                ----------
Company's Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2000, the Chairman of the Audit Committee, as representative of the Audit Committee, reviewed the interim financial information contained in the quarterly earnings announcements with the independent auditors before public release.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor's independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended. "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the internal audit examinations.

     The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included In its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder ratification, of the independent auditors and the Board concurred in such recommendation.

                                        The Audit Committee


                                        Harrison Stafford II, Chairman
                                        Jim Bouligny
                                        Charles Slavik

          INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

     The Bank leases 3,552 square feet for the recently opened banking location at 55 Waugh Drive in Houston, Texas from Parkway Investment Partners, L.P. Ned
S. Holmes, the Company's Chairman of the Board and a Class III nominee for director, is the Chairman and President of Parkway Investments/Texas, Inc., the sole general partner of Parkway Investment Partners, L.P. The lease is for a term of ten years and expires in February 2011, not including any optional renewal periods. The monthly rental payments are $5,300, subject to annual increases, and excluding the Bank's pro rata share of maintenance and operating expenses.

     In connection with the merger of Commercial with and into Prosperity, the Company granted to Ned S. Holmes, the Company's Chairman of the Board, the right to request that the Company register the resale of the 1,025,170 shares of Common Stock over which Mr. Holmes had voting or investment control as of the date the merger was effective. Pursuant to the Agreement and Plan of Reorganization dated as of November 8, 2000 by and between the Company and Commercial, Mr. Holmes has the right to request that Prosperity file a continuous or "shelf" registration statement to register such shares. The Company is obligated to pay all costs in connection with such registration statement and is required to maintain the effectiveness of any such registration statement for a period of two years. This registration right is not effective until the earlier of (i) the date Mr. Holmes no longer serves as either an officer or director of the Company or (ii) three years from February 23, 2001, the date of consummation of the merger.

     Many of the directors, executive officers and principal shareholders of the Company and the Bank (i.e., those who own 10% or more of the Common Stock) and their associates, which include corporations, partnerships and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of the Company. During 2000, the Company made loans in the ordinary course of business to many of the directors, executive officers and principal shareholders of the Company and the Bank and their associates, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors, executive officers and principal shareholders of the Company are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by the Company to executive officers, directors and principal shareholders of the Company and the Bank satisfy the foregoing standards. As of December 31, 2000, all of such loans aggregated $5.2 million which was approximately 12.76% of the Company's Tier 1 capital at such date. The Company expects to have such transactions or transactions on a similar basis with its directors, executive officers and principal shareholders and their associates in the future.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK BY
                    MANAGEMENT OF THE COMPANY AND PRINCIPAL
                                 SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company Common Stock as of the Record Date, by (i) directors and executive officers of the Company, (ii) each person who is known by the Company to own beneficially 5% or more of the Common Stock and (iii) all directors and executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of Prosperity believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each shareholder is the same as the address of the Company.

                                                Number                  Percentage
                 Name                          of Shares           Beneficially Owned/(1)/
                 ----                          ---------           -----------------------
Harry Bayne...........................           94,709                      1.17%
James A. Bouligny.....................          158,006                      1.96%
Charles A. Davis, Jr..................           35,960                        *
J. T. Herin...........................           30,333/(2)/                   *
David Hollaway........................           22,450/(3)/                   *
Ned S. Holmes.........................        1,025,170/(4)/                12.69%
A. Virgil Pace, Jr....................           98,890                      1.22%
Tracy T. Rudolph......................          154,130/(5)/                 1.91%
Charles M. Slavik.....................           34,990/(6)/                   *
Harrison Stafford II..................          152,200/(7)/                 1.88%
Robert Steelhammer....................          126,410/(8)/                 1.57%
H. E. Timanus, Jr.....................          246,760                      3.06%
David Zalman..........................          417,166/(9)/                 5.16%
Directors and Executive Officers as a
   Group (13).........................        2,597,174                     32.06%

___________

*    Indicates ownership which does not exceed 1.0%.

(1) The percentage beneficially owned was calculated based on 8,076,910 shares of Common Stock issued and outstanding. The percentage assumes the exercise by the shareholder or group named in each row of all options for the purchase of Common Stock held by such shareholder or group and exercisable within 60 days.

(2) Includes 1,600 shares held of record by Mr. Herin's niece, as to which Mr. Herin has voting and investment control pursuant to a stock power.

(3) Includes 450 shares held of record by the Company's 401(k) Plan as custodian for the wife of Mr. Hollaway and 20,000 shares which may be acquired within 60 days pursuant to options granted under the 1995 Plan.

(4) Includes 402,535 shares held of record by HF Properties, Ltd. of which Mr. Holmes is managing partner, 32,240 shares held of record by Mr. Holmes as custodian for Erin E. Holmes, 28,985 shares held of record by Mr. Holmes as custodian for Allison S. Holmes, 150,195 shares held of record by the Ned
     S. Holmes Profit Sharing Plan, 1,240 shares held by an exempt trust, of which Mr. Holmes is the trustee, 1,240 shares held by an exempt trust, of which Mr. Holmes is the trustee and 77,500 shares held of record by the spouse of Mr. Holmes. Mr. Holmes expressly disclaims beneficial ownership of the 77,500 shares held of record by his spouse.

(5) Includes 4,000 shares held of record by the Tracy T. Rudolph 2000 Trust, of which Mr. Rudolph is the trustee and 4,770 shares held of record by the Company's 401(k) Plan as custodian for Mr. Rudolph.

(6) Consists of 34,990 shares held of record by the Charles and Emma Slavik Investment Partnership, of which Mr. Slavik is general partner.

(7) Includes 90,300 shares held of record by the Harrison Stafford Investment Partnership, of which Mr. Stafford is general partner and 1,600 shares held of record by Mr. Stafford's wife.

(8) Includes 410 shares held of record by a 401(k) Plan for the benefit of Mr. Steelhammer.

(9) Includes 6,532 shares held of record by Mr. Zalman as custodian for his minor children and 4,600 shares which may be acquired within 60 days pursuant to options granted under the 1995 Plan.


                               PERFORMANCE GRAPH

     The following Performance Graph compares the cumulative total shareholder return on the Company's Common Stock for the period from November 12, 1998, when the Common Stock was first listed on the Nasdaq National Market, to December 31, 2000, with the cumulative total return of the S&P 500 Total Return Index and the Nasdaq Bank Index for the same period. Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested on November 12, 1998 in the Company's Common Stock, the S&P 500 Total Return Index and the Nasdaq Bank Index. The historical stock price performance for the Company's stock shown on the graph below is not necessarily indicative of future stock performance.


                     Composite of Cumulative Total Return*
          Prosperity Bancshares, Inc., the S&P 500 Total Return Index
                           and the Nasdaq Bank Index


                [Linear graph plotted from data in table below]


              PRSP        Nasdaq Bank         S&P 500
              ----        -----------         -------
11/12/98     $100.00       $100.00            $100.00
12/31/98      103.13        102.63             110.18
12/31/99      135.00         96.64             133.36
12/31/00      167.58        113.78             121.22

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the year ended December 31, 2000, all
Section 16(a) reporting requirements applicable to the Company's officers, directors and greater than 10% shareholders were complied with.


            PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

     Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2001. Deloitte & Touche LLP has served as the Company's independent audit firm continuously for eight years.

     At the Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting. Representatives of Deloitte & Touche LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY SUCH
                                              ---
APPOINTMENT.


                 DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     In order for shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company's 2002 Annual Meeting of Shareholders and included in the Company's proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company's principal executive offices not later than November 17, 2001. Shareholder proposals should be submitted to the Secretary of the Company at 1301 N. Mechanic, El Campo, Texas 77437.

     In addition, the Company's Amended and Restated Bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the Board of Directors to be properly made at a meeting by a shareholder, notice must be received by the Secretary of the Company at the Company's offices not later than the close of business on the 60th day prior to the meeting. Such notice to the Company must also provide certain information set forth in the Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws may be obtained upon written request to the Secretary of the Company.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other matters that are to be presented for action at the Meeting. However, if any other matter does properly come before the Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

     You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

                              By order of the Board of Directors,


                              /s/ NED S. HOLMES
                              ------------------------------
                              Ned S. Holmes
                              Chairman of the Board

                                                                      APPENDIX A
                                                                      ----------

                          PROSPERITY BANCSHARES, INC.
           CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


                                  I. PURPOSE

     The primary purpose of the Audit Committee is to provide independent and objective oversight with respect to the Company's financial reports and other financial information provided to shareholders and others, the Company's internal controls and the Company's audit, accounting and financial reporting processes generally. The Audit Committee shall report to the Board of Directors concerning such matters.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain any special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                                II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be an independent director as determined in accordance with rules of The Nasdaq Stock Market, Inc. and free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and must be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed annually by the Board of Directors. If the Board shall have established a Nominating Committee, the Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. The members of the Audit Committee shall designate a chairperson by majority vote of the members. The chairperson shall schedule and preside at all meetings of the Audit Committee and shall be responsible for preparing agendas and making regular reports to the Board of Directors.

                                 III. MEETINGS

     The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee shall meet privately in separate sessions at least annually with management, the Company's or subsidiary's internal auditor and independent auditors regarding the systems of internal control, results of audits and accuracy of financial reporting.

                        IV. RESPONSIBILITIES AND DUTIES

     The Audit Committee shall perform the following functions, and any additional functions that the Committee deems appropriate given the circumstances:

     (1) Review the independence and performance of the independent auditors and annually recommend to the Board of Directors the appointment of the independent auditors to audit the Company's financial statements or approve any discharge of auditors when circumstances warrant. The independent auditors are accountable to the Board and the Audit Committee.

     (2) Review and discuss with management and the independent auditors the annual audited financial statements prior to issuance by the auditors of their report thereon, filing such statements with the Securities and Exchange Commission ("SEC") and distribution to third parties. The review shall include:

          . the Company's annual consolidated financial statements and the notes thereto;

          . the independent auditors' audit of the consolidated financial statements and report;

          . any significant changes required in the independent auditors' examination plan;

          . the matters required to be discussed in Statement of Auditing Standards No. 61 (Communication with Audit Committees), as may be modified, supplemented or replaced; and

          . review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments and other inquiries as the Audit Committee or independent auditors deem appropriate.

          Based on such a review, the Audit Committee shall recommend to the Board whether to include such audited financial statements in the Company's Annual Report on Form 10-K.

     (3) Review with the independent auditors, the internal auditors and management the integrity of the Company's financial reporting processes and controls. Review and discuss significant financial risk exposures and the steps management has taken to monitor and control such exposure.

     (4) Obtain from and review with the independent auditors the annual management letter as to the adequacy of the Company's internal control environment and the existence of any reportable conditions or material weaknesses. Review management's responses to the annual management letter.

     (5) Discuss with management responsible for the financial statements and the independent auditors (i) the Company's quarterly financial results prior to the release of earnings (if practicable), (ii) the Company's quarterly financial statements prior to the filing of its Form 10-Q with the SEC or otherwise distributing such statements and (iii) any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61, as may be modified, supplemented or replaced. The chairperson may represent the entire Audit Committee, either in person or by telephone conference call, for purposes of this review.

     (6) On an annual basis, obtain from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Statement No. 1, as may be modified, supplemented or replaced. The Audit Committee shall discuss such reports with the independent auditors and recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the auditors.

     (7)  Review the independent auditors' plan of audit.

     (8) Prepare and issue annually a report for inclusion in the Company's proxy statement related to its annual meeting of shareholders as required by the rules and regulations of the SEC.

     (9) Review and discuss with management and the internal auditors the Company's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable laws and regulations. The review shall include the organizational structure, responsibilities, budget, plans and staffing.

     (10) Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     (11) Review alleged material fraudulent actions or violations of law reported by internal compliance programs or, under the terms of the Private Securities Litigation Reform Act of 1995, by the independent auditors and take any necessary action.

     (12) At least annually, review with the Company's legal counsel, any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, compliance with applicable laws and regulations and any material reports or inquiries received from regulators or governmental agencies.

     (13) Review and reassess the adequacy of the Audit Committee Charter on an annual basis. Include the Charter as an appendix to the proxy statement for the Company's annual meeting of shareholders every three years or in the next proxy statement for an annual meeting of shareholders following any significant amendment of the Charter.

          While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with applicable laws and regulations.

                              FRONT SIDE OF PROXY

                                     PROXY
                          PROSPERITY BANCSHARES, INC.

  2001 Annual Meeting of Shareholders to be held on Wednesday, April 18, 2001

         This Proxy is Solicited on Behalf of the Board of Directors.

     The 2001 Annual Meeting of Shareholders of Prosperity Bancshares, Inc. (the "Company") will be held at 4295 San Felipe, Houston, Texas, on Wednesday, April 18, 2001, beginning at 3:00 p.m. (local time). The undersigned hereby acknowledges receipt of the related Notice of 2001 Annual Meeting of Shareholders and Proxy Statement dated March 16, 2001 accompanying this proxy.

     The undersigned hereby appoints Ned S. Holmes and David Zalman each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, par value $1.00 per share, of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2001 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters, as may properly come before such meeting or any adjournment thereof, including any matter presented by a shareholder at such meeting for which advance notice was not received by the Company in accordance with the Company's Amended and Restated Bylaws.

     This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR the following proposals unless otherwise indicated.

     1. ELECTION OF DIRECTORS to serve until (i) the 2002 Annual Meeting of Shareholders if a Class I nominee, (ii) the 2003 Annual Meeting of Shareholders if a Class II nominee and (iii) the 2004 Annual Meeting of Shareholders if a Class III nominee, and each until their successors are duly elected and qualified.

          [_]  FOR all nominees listed below (except as otherwise indicated*)

          [_]  WITHHOLD AUTHORITY for all nominees listed below

               * Instruction: To withhold authority to vote for any nominee, draw a line through the name of such nominee in the list below.

               A. Virgil Pace, Jr. (Class I)      H. E, Timanus, Jr. (Class II)

               Charles A. Davis, Jr. (Class III)  Ned S. Holmes (Class III)

               Tracy T. Rudolph (Class III)       David Zalman (Class III)

                                 (Please See Reverse Side)

                              BACK SIDE OF PROXY

                          (Continued From Other Side)

     2. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2001.

          [_]  FOR            [_]  AGAINST           [_]  ABSTAIN

     This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned's directions set forth herein. If no direction is made, this proxy will be voted FOR the election of all nominees for director named herein to serve on the Board of Directors until (i) the 2002 Annual Meeting of Shareholders if a Class I nominee, (ii) the 2003 Annual Meeting of Shareholders if a Class II nominee and (iii) the 2004 Annual Meeting of Shareholders if a Class III nominee, and each and until their successors are duly elected and qualified and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2001.

     Please sign your name exactly as it appears below. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.


                                        ______________________________________
                                        Print Name

                                        ______________________________________
                                        Signature of Shareholder


                                        ______________________________________
                                        Print Name

                                        ______________________________________
                                        Signature of Shareholder


                                        Date: _____________________, 2001